Exhibit 10.43

Confidential Treatment Requested by Tesla Motors, Inc.

Development Contract

between

Daimler AG

Mercedesstraße 137

70327 Stuttgart, Germany

- hereinafter referred to as “Daimler” -

and

Tesla Motors Ltd.

Potash Lane, Hethel, Norwich

Norfolk NR14 8EZ UK

- hereinafter referred to as “Tesla” –

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

-

-    Daimler and Tesla hereinafter referred to as the “Contractual Partners”—

Article 1    Purpose of the Contract

1.1	Tesla shall provide the following services (“Services”) under this agreement:

•

develop custom packaging of the Tesla-designed battery pack which contains the energy storage system, the service disconnect plug and the service disconnect cap for use in the W169 ED vehicle (the “Battery Pack”) as described in the specifications (i) Daimler Spec W169 HV Battery - Rev 1_2 20100510; and (ii) CSR_W169eV_V0_6 Tesla edits 4-30-10_Redford edits 5-3-2010 and agreed upon by the Contractual Partners (“Specifications”);

•	engage in validation work as determined by Daimler to demonstrate that the customizations meet the Specifications; and

•

pursuant to Purchase Order 6059236162, provide samples of the Battery Pack in quantities determined by Daimler for use in (i) validation done at Tesla; (ii) validation done at Daimler’s partner; and (iii) use in fleet vehicles.

1.2	The Contractual Partners are committed to achieve an increase in efficiency and a reduction in costs while observing the highest quality requirements. The General Terms and Conditions for the purchase of production material and spare parts which are destined for the automobile shall not apply to the development work performed under this Development Contract. The terms and conditions of purchase for battery development services (Services) between the Contractual Partners which have been previously executed by the Contractual Partners shall also apply. However, in the event of a conflict, the terms of this Development Contract shall control.

Article 2    Development work and documentation

2.1	The Contractual System and the related technical requirements shall be prescribed by the work specification agreed between the Contractual Partners as Appendix 3. The

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

Contractual Partners shall jointly update this document in accordance with current developments. The development work performed by Tesla shall be documented in the manner required by the work specification.

2.2	The development work shall be performed in accordance with the project development plan to be determined by the Contractual Partners. Every step in this plan which has been labelled as a milestone/quality gate shall require the approval of Daimler. Should the observance of the time schedule prescribed by this plan not be possible, the Contractual Partners shall immediately provide notification of this fact with a statement of the reasons for the failure to meet the deadline and shall identify the required measures. The notice periods agreed in the development plan shall be contractual notice periods.

2.3	Tesla in the performance of its work shall take account of the latest recognised scientific and technical rules and the agreed technical data. The Contractual System may not be tainted with faults which reduce or eliminate its value or suitability for the prescribed use. The decisive factor shall be the state of affairs at the time of the acceptance of the Contractual System.

2.4	The Contractual Partners by prior arrangement shall provide each other without delay with all the information required for the performance of the development works. Any documents, objects or other aids supplied by one Contractual Partner to the other shall be provided on a loan basis. They shall be exclusively used for the performance of these works and shall be returned thereafter.

2.5	Tesla shall compile a report on the status of the development on a monthly basis or in accordance with the terms of a specific agreement and shall permit Daimler to inspect the relevant work results at any reasonable time on demand and shall provide all other requested information, and shall permit persons instructed by Daimler to enter the premises in which the development works are being performed during Tesla’s normal working hours at reasonable notice.

2.6	Daimler will provide an ATG- or E’ vehicle of the w169 EV to Tesla prior to 31 May 2010. All required hardware for updating this car to an ATG- or E’ Vehicle equivalent setup version, as well as hardware and firmware and support in the future to keep this car up to date, will be provided by Daimler. Wiring instructions will be made available for this vehicle. Chargers and batteries will not be provided by Daimler for this vehicle.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

2.7	Tesla will provide Daimler with on-site support as reasonably agreed by the Contractual Parties in connection with the Services, which may typically include, but is not limited to major software releases, development trips, and plant support during ramp up.

Article 3    Development results, inventions, intellectual property rights

3.1	Definitions

3.1.1	Work Results

Results (inter alia know-how, experimental and development reports, suggestions, ideas, drafts, designs, drawings, proposals, patterns, models, software including source code, data sets, CAD including history etc.) achieved or used by it within the framework of this Development Contract whether or not contained in documents or other materials, and whether or not in the public domain but not including common knowledge in the field in which the services are provided at the date of the execution of this Development Contract are referred to hereinafter as “Work Results”.

3.1.2	Foreground Intellectual Property Rights

Any Intellectual Property Rights based on or resulting from Work Results are referred to hereinafter as “Foreground Intellectual Property Rights”.

3.1.3	Background Results

Results (inter alia know-how, experimental and development reports, suggestions, ideas, drafts, designs, drawings, proposals, patterns, models, software including source code, data sets, CAD including history etc.) generated outside the development work carried out under this Development Contract prior to the date of this Development Contract whether or not contained in documents or other materials, and whether or not in the public domain but not including common knowledge in the field in which the services are provided at the date of the execution of this Development Contract are referred to hereinafter as “Background Results”.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

3.1.4	Old Intellectual Property Rights

Any Intellectual Property Rights based on or resulting from Background Results are referred to hereinafter as “Old Intellectual Property Rights”.

3.1.5	Appendix 2 summarizes the key components of the Contractual System to clarify the components in terms of Old Intellectual Property Rights for Background Results, and Foreground Intellectual Property Rights for Work Results.

3.2	Upon payment by Daimler of the fees in Article 4 and any other costs and expenses provided for under this Development Contract, all Contractual Systems delivered to Daimler, excluding any Old Intellectual Property Rights and Foreground Intellectual Property Rights therein, shall become the sole property of Daimler.

3.3	Daimler accepts that, during the performance of the Services, Tesla may use and/or apply Tesla’s Background Results and Old Intellectual Property Rights. Daimler shall not obtain or have any rights in Old Intellectual Property Rights of Tesla or in Foreground Intellectual Property Rights made by Tesla or on Tesla’s behalf in connection with Tesla’s performance hereunder other than those expressly granted in this article 3. All title and rights in the Old Intellectual Property Rights and Foreground Intellectual Property Rights made by Tesla or on Tesla’s behalf, are and shall remain the sole and exclusive property of Tesla. Daimler may use such Old Intellectual Property Rights and Foreground Intellectual Property Rights for the purposes of exploiting the Contractual Systems but such right will only extend to the installation, testing, use, servicing and maintenance of the Contractual Systems which are manufactured and delivered by Tesla to Daimler for use in the W169 ED vehicle. Furthermore Daimler may use any Foreground Intellectual Property Rights related to the custom packaging of the Tesla-designed battery pack for use in a vehicle as described in the Specifications. In the event that Daimler needs for the use of such Foreground Intellectual Property Rights a license from Tesla for any Old Intellectual Property Rights, then Tesla and Daimler will negotiate such a license in good faith.

3.4	Any input material provided by Daimler shall belong to Daimler subject to Tesla’s right to use such input material in connection with Tesla’s performance hereunder.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

3.5	Notwithstanding any other provision of the Contract, Daimler shall not be entitled to use in any way the name “Tesla” without the express prior written consent of an officer of Tesla to the specific use.

3.6	Tesla will be permitted to place the Tesla trademark and logo on the Battery Pack. Daimler will not remove or otherwise obscure the Tesla trademark and logo.

3.7	If the Development Contract is terminated by Daimler pursuant to Article 9, Tesla grants to Daimler a non-exclusive right and license to use the Tesla’s Foreground Intellectual Property Rights and Background IP Rights, for Daimler or a third party contracted by Daimler to produce the Contractual Systems for use in the W169 vehicles (not to exceed 1000 Contractual Systems) covered by the terminated Development Contract. There will be no fee for this license if Daimler terminates the Contract for Tesla’s default. In the event that Daimler requests a license from Tesla for the Foreground IP Rights and Old Intellectual Property Rights for the development and production of the Contractual Systems, then Tesla and Daimler will negotiate such a license in good faith. Such license will include a reasonable license fee payable to Tesla for use of the Foreground Intellectual Property Rights and Old Intellectual Property Rights.

Article 4    Development remuneration

4.1	The development costs which shall be reimbursed for a successful development, and which shall include all the work performed by Tesla until the end of the development, shall be US$[***], unless otherwise agreed by the Contractual Partners. This does not include samples to be delivered, which are covered under separate purchase orders.

4.2	Daimler and Tesla acknowledge that for the 1st quarter, 2010 Daimler issued purchase order for US$[***]. The total remaining balance to be paid in 2010 is US$[***]. Daimler agrees to pay the amount of US$[***] in installments as follows:

•	US$[***] invoiced by Tesla upon achievement of the second milestone: “B-sample functional test successful”, and payable by Daimler upon receipt of a valid invoice by May 31st, 2010.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

•	US$[***] invoiced by Tesla upon achievement of the third milestone: “C-sample functional test successful”, and payable by Daimler upon receipt of a valid invoice by July 31st, 2010.

•	US$[***] invoiced by Tesla and upon achievement of the fourth milestone: “D-sample functional test successful”, and payable by Daimler upon receipt of a valid invoice by September 30th, 2109.

4.3	Daimler shall pay the development costs only upon receipt of a valid invoice and upon achievement of the respective milestone. Payment will be due after delivery/service. If the credit memo procedure is agreed with the supplier, Daimler will raise the credit memo on submission of a completed delivery note. Payment will be due on receipt of a credit memo. Daimler reserves the right to raise objections within fifteen (15) business days after raising of the credit memo or payment has been made. For the purposes of revenue recognition Daimler shall acknowledge in writing that payments to Tesla are for work delivered by Tesla and accepted by Daimler.

Article 5    Transfer and Acceptance of the Contractual System

5.1	The development shall terminate upon the delivery of the complete Contractual System to Daimler and the written acceptance of the initial Contractual System by Daimler, which Daimler shall provide within fifteen (15) business days of Daimler’s receipt of the final D-sample prototype battery pack. Reviews and inspections of interim results shall not imply acceptance. For the avoidance of doubt, completed milestone sign-offs and related milestone payments shall not be impacted by the Project Completion sign-off

Article 6    Liability for Defects

6.1

Tesla warrants that (i) it will perform the Services using all reasonable skill and care in accordance with good engineering practice; and (ii) Tesla is the owner of the rights in the Old Intellectual Property Rights and Foreground Intellectual Party Rights and is free to transfer the Contractual Systems to Daimler. Unless otherwise stipulated herein, the statutory provisions applicable to contracts for work and

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

services – including the provisions which govern the limitation of actions – and No. 7 and 8 of the terms and conditions of purchase for battery development services (Services) between the Contractual Partners (Appendix 1) shall apply to defects.

6.2	Notwithstanding the foregoing, in no event shall any Contractual Partner be liable for any indirect, consequential or incidental loss, cost or damage, including but not limited to loss of production, loss of or corruption of data, loss of profits, even when advised of the possibility of such loss, cost or damage. The total liability of any Contractual Partner under this Development Contract shall not exceed US$[***].

6.3	Notwithstanding terms set forth in Section 8.7 of Appendix 1, for the avoidance of doubt, the prototype battery pack samples provided by Tesla to D AG in connection with the Development Agreement or associated purchase order are prototypes of a product in development, and so cannot be guaranteed to be free from defects and no warranty will be provided for such prototype battery pack samples. However, Tesla will make reasonable efforts to correct any defects, or provide on-site support on an as-needed basis as set forth in Article 2.7 above.

Article 7    (Reserved)

Article 8    Confidentiality

Without prejudice to the rules prescribed by Article 3, the Contractual Partners shall treat as business secrets all the business and technical details not in the public domain which become known to them through their business relationship. Subcontractors shall be subjected to the same obligation. The rules prescribed by Article 3 with regard to the possibility of separate confidentiality agreements between the Contractual Partners shall also remain unaffected.

Article 9    The term of the contract and cancellation

9.1	This Development Contract shall enter into force upon its signature by both Contractual Partners and may be terminated by either party if the other party fails to perform any obligation under this Development Contract and, if the non-performance can be cured, fails to cure the non-performance within 30 business days after notice from the other party specifying the non-performance.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

9.2	If Tesla suspends Services for at least 30 business days or if insolvency proceedings are instituted against Tesla or an application made for out-of-court composition proceedings, Daimler shall be entitled to terminate this Development Contract.

9.3	During the performance of the development works, Daimler may also cancel the contract at any time up to completion of the work. In the case of a cancellation by Daimler according to this Article 9.4. Tesla shall be paid the necessary development costs which it has already incurred plus additional costs but payment for the development shall not exceed the development costs. There shall be no entitlement to the full remuneration. Tesla shall be under a duty to ensure that the sum which Daimler must reimburse under this clause is kept to a minimum.

9.4	The right of the Contractual Partners to immediately terminate this Development Contract for good cause shall remain unaffected.

Article 10 Subcontractors

Tesla may only employ a sub-contractor with the written consent of Daimler. Such consent may be refused only if significant interests of Daimler are thereby put at risk.

Article 11 Rights of retention

Tesla’s right of retention shall be excluded unless its claims are not disputed or have been legally determined without the right of appeal.

Article 12 Additional rules

In the absence of any contrary provision in this Development Contract, the current agreed version of the terms and conditions of purchase for battery development services (Services) between the Contractual Partners shall also apply. The current valid issues of these terms are attached as Appendix 1. In the event of a conflict, the terms of this Development Contract shall control.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

Article 13 Miscellaneous provisions

13.1	Tesla shall avoid any act or omission which could lead to criminal liability on account of fraud or embezzlement, insolvency offences, offences against competition law, the provision of undue benefits to public officials or the bribery of persons employed by Tesla or other third Contractual Partners. In the case of an infringement of this provision, Daimler may immediately withdraw from and/or cancel all existing legal transactions with Tesla and discontinue all negotiations. Without prejudice to the above, Tesla shall observe all the laws and regulations applicable to itself and its business relationship with Daimler.

13.2	Alterations and additions to this Development Contract must be in writing in order to be effective. Additional verbal agreements shall not be effective.

13.3	Rules prescribed by individual provisions of this Development Contract which apply beyond the termination of this Development Contract shall remain in force after the termination of this Development Contract.

13.4	The ineffectiveness of individual provisions of this Development Contract shall not affect the validity of the other provisions of this Development Contract. The Contractual Partners shall replace ineffective provisions with effective provisions which have the same economic purpose as the ineffective provisions. The same rule shall apply in the case of lacunae.

13.5	The law of Switzerland shall apply exclusively, in the absence of any other agreement. The application of the United Nations Convention on Contracts for the International Sale of Goods dated April 11, 1980, is excluded. The place of performance for the deliveries or services shall be the recipient plant or the recipient branch as per Daimler’s order. In all other respects Stuttgart shall be the place of performance. The courts of Geneva shall have exclusive jurisdiction over all present and future claims arising from the business relationship. Daimler shall also be entitled to file suit at the location of Tesla’s registered office.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

Palo Alto, 10.Mai 2010	Stuttgart, 10.Mai 2010

/s/ Christian Mohrdieck
/s/ Craig Harding	/s/ Klaus-Peter Borsch

Tesla Motors Limited	Daimler AG

Index of Appendices

1.	Terms and conditions of Purchase for battery development services (Commision) between Daimler AG (“Daimler”) and Tesla Motors Ltd. (“Tesla”)

2.	Foreground Intellectual Property and Old Intellectual Property

3.	System Requirement Specifications W169 EV HV Battery Rev 1_2 20100510 combined with the Component Software Requirements W169eV_V0_6 Tesla edits 4-30-10_Redford edits 5-3-2010

4.	Appendix 4 - Product Development, Design and Production Validation, and Consumed Packs

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

Appendix 1

Terms and conditions of Purchase for battery Development services (Commission)

between Daimler AG (“Daimler”) and Tesla Motors Ltd (“Tesla”)

1 Supplementary Validity of the General Terms and conditions of Purchase

1.1 In the absence of provisions in this Agreement, Daimler’s General Terms and conditions of Purchase shall apply in addition; in the event of conflict, these Terms and conditions of Purchase for Development services shall take precedence.

1.2 Any conflicting or differing conditions applied by Tesla shall not be valid in respect of the present Agreement and shall not become part of the Contract, even if the commission is accepted.

2 Execution of the Commission

2.1 The commission is awarded on the understanding that Tesla shall be competitive in technical, pricing and quality terms.

2.2 Tesla shall execute the development commission in accordance with the specifications set down and with the latest scientific and technical developments and in compliance with all of the relevant statutory provisions (e.g. end-of-life vehicle regulation) as well as all relevant national and international quality standards set down by the automobile industry. Tesla shall maintain appropriate records of the development work.

2.3 In its execution of the commission, Tesla shall consult closely with Daimler, grant Daimler the right of reasonable access at any time during normal working hours to assess the progress made on execution of the commission and provide Daimler with interim reports on the progress made on execution of the commission. Tesla shall use any documentation, goods and aids of any kind provided to Tesla by Daimler for the execution of the commission exclusively for the execution of the commission, and it shall return same without undue delay after completion of the commission or after the Agreement is terminated in any other way.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

2.4 Development work shall be carried out in accordance with the project schedule agreed upon. If Tesla becomes aware that it will not be able to meet the deadlines agreed upon, it shall advise Daimler accordingly in writing without undue delay.

2.5 The results of the development process shall be handed over to Daimler in full and in a form agreed upon with Daimler. Daimler shall accept the results of the development process in writing. Reviews and the inspection of interim results shall not constitute formal acceptance.

3 Amendments to Commission

3.1 Amendments of any kind to the commission must be agreed upon in writing, in accordance with the respective change management regulations.

3.2 Tesla shall propose technical modifications to Daimler as soon as Tesla becomes aware that technical modifications are necessary and/or appropriate in order to achieve the development results desired. Tesla shall notify Daimler of any amendment to the deadlines agreed upon, along with any additional or reduced costs which would be associated with the technical modifications proposed.

3.3 Daimler shall be entitled to request technical modifications to the commission at any time, provided that it would not be unreasonable to expect the implementation of same from Tesla. If Daimler informs Tesla that Daimler intends to make technical modifications to the commission, and if Tesla is of the opinion that it is unreasonable to expect it to implement the modifications, Tesla shall advise Daimler accordingly without undue delay, stating its reasons; otherwise, Tesla shall state without undue delay the effect the modifications are likely to have upon the deadlines agreed upon and the cost framework agreed.

4 Rights in respect of the Development Results

4.1            For the purposes of the Commission, results are defined as all results, in particular findings, data, designs, models, know-how, inventions, results protected by copyright, protected and non-protected computer programs, including source program and source code, as well as documentation, reports and records.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

Results generated in the course of the development work carried out under the commission are referred to hereinafter as “Project Results” (Foreground).

Results generated outside the development work carried out under the commission prior to the date of this Agreement whether or not contained in documents or other materials, and whether or not in the public domain but not including common knowledge in the field in which the services are provided at the date of the execution of this Agreement are referred to hereinafter as “Background Results” (Background).

4.2            Project Results produced by the employees or agents of one of the Parties only shall accrue to said Party only. Where said Project Results, in particular inventions, are apt for protection by intellectual property rights, they shall be owned by the Party employing the author thereof, which shall be entitled to file applications for intellectual property rights.

Tesla shall grant Daimler an exclusive, royalty-free, sub-licensable and assignable right of use in its Project Results in the field of packaging (of the battery pack onto the body-in-white), the mechanical integration (of the battery pack into the vehicle) and passive safety (of the overall vehicle as far as influenced by the integration of the battery into the vehicle structure.

4.3            . All title, rights and intellectual property rights in the Background Results of a Party is the sole and exclusive property such Party provided that Daimler has the right to use the Background Results of Tesla as appropriate or necessary for the use of the Project Results granted herein.

4.2            For avoidance of doubt Daimler shall not obtain or have any rights to Tesla’s Project Results and Tesla’s Background Results concerning battery hardware located inside the battery housing except for the purposes of exploiting any deliverables from Tesla but such right is granted only for internal use within Daimler’s business.

4.4            For avoidance of doubts any input material provided by Daimler shall belong to Daimler. Tesla shall not obtain or have any rights to such input materials, Daimler’s Project Results and Daimler’s Background Results subject to Tesla’s right to use such input material and Daimler’s Project and Background Results as it requires in the performance of the services and development work.

4.5            Notwithstanding any other provision of this Agreement, Daimler shall not be entitled to use in any way the name “Tesla” without the express prior written consent of Tesla to the specific use. In addition, Tesla shall not be entitled to use in any way the name “Daimler” without the express prior written consent of Daimler to the specific use.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

5.            Confidentiality

The parties agree that the terms of the Non-Disclosure Agreement dated February 25, 2009 between Tesla and Daimler will apply to the services provided by Tesla to Daimler, provided that the rights of the Parties contained in the provisions of Para. 4 are not affected hereby.

6             Subcontractors

6.1 Tesla shall be entitled to instruct a subcontractor with Daimler’s consent in writing only. The consent may be refused if material interests of Daimler are jeopardized.

6.2 Any subcontractor shall be required to enter into all of the confidentiality obligations affecting Tesla itself.

7             Rights of Retention

Rights of retention accruing to Tesla shall be excluded unless the latter’s claims are undisputed or have been confirmed by a nonappealable court decision.

8.            General Terms and conditions of Purchase

1. The legal relationships arising from the present Agreement between Tesla and Daimler AG, referred to hereinafter as D AG, shall be governed by the present conditions and any other agreements set down in writing. Neither D AG’s terms and conditions for the purchase of production materials and spare parts for motor vehicles nor Tesla’s General Terms and conditions shall apply to the present Agreement.

2. The written form shall be required for orders and acceptance of orders and for any amendments and addenda thereto. Oral ancillary agreements made when the Agreement is concluded shall be valid only if they have been confirmed in writing by D AG. This shall also apply to amendments made to the Agreement after the Agreement has been concluded. If the Supplier does not accept the order within 14 days, D AG shall be entitled to revoke said order in writing.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

3. In the absence of an agreement to the contrary in writing, invoices are to be emailed to Daimler’s accounting department and sent in triplicate to the accounting function of the D AG department to which goods have been supplied. Tesla shall not be entitled to assign its receivables against D AG or to have same collected by third parties; this shall not apply to an extended reservation of title or to assignments to companies in which Daimler AG, Stuttgart has a direct or indirect participation of over 50%. Even if Tesla assigns its receivables against D AG to a third party without Daimler’s consent contrary to the preceding sentence, the assignment shall remain effective. D AG may however choose whether payment is to be made to the Contractor or the third party.

4. The parties undertake to treat as confidential all commercial and technical details which become known to them in the course of the business relationship and which are not already in the public domain. They may use the established business relationship for advertising purposes only with prior written consent. Drawings, models, patterns samples and similar items made available to Tesla by D AG or paid for by the latter shall remain D AG’s property. They must not be handed over or made available in any other way to third parties, and may be used for goods supplied to third parties with D AG’s prior consent in writing only. Subcontractors shall be required to give an equivalent undertaking.

5. In the event of short-time working, business interruptions and other cases of plant shutdown, which prevent D AG, through no fault of its own, from accepting goods and services in the territory affected, the parties to the Agreement shall agree upon a suitable alternative date. D AG shall consult Tesla on this matter in good time if possible.

6. Tesla must comply with the generally accepted technical standards, the safety regulations and the agreed technical specifications for the goods and services it supplies. If it provides services on the Customer’s premises, it shall notify the coordinator appointed by the latter of the commencement date for and the scope of the work to be performed, and agree upon the procedure to be followed in its performance. In this context, the coordinator shall have functional authority. For materials (substances, preparations) and items (e.g. goods, components, technical equipment, uncleaned empties), which, by virtue of their nature, their characteristics or their condition, may represent a hazard to the life and health of human beings, to the environment and to property and which are therefore required by regulations to undergo special treatment in respect of their packaging, transport, storage, use and waste disposal, Tesla shall provide D AG with a safety data sheet as per Sec. 14 of the German Hazardous Substances Ordinance (Gefahrstoffverordnung) and a relevant accident report sheet (transport) along with the offer. If the materials are modified or the legal situation changes, Tesla shall provide D AG with updated data and report sheets.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

7. Tesla warrants that the goods and services it supplies shall remain free of defects during the warranty term. The duration of the warranty term shall be governed by the statutory period of limitation for claims regarding material defects. This shall also apply in the case of multi-shift operations. A complaint in writing from D AG shall have the effect of suspending the period of limitation for claims in respect of a specific defect until such time as the defect has been remedied. The suspension shall, however, end three months after a written declaration has been received stating that the defect has been remedied or that no defect existed. Tesla must be notified of defects in writing without undue delay as soon as they are discovered within the ordinary course of business.

8. Tesla shall assume liability in respect of claims arising from the violation of property rights granted or registered during use of the goods and services in accordance with the Agreement. Tesla shall indemnify D AG against any claims arising from the use of such rights. If a work protected by copyright is supplied, D AG shall receive from Tesla a single, unconditional right of use covering all forms of use.

9. If Tesla suspends payments or if insolvency proceedings are instituted against it or an application made for out-of-court composition proceedings, the other party shall be entitled to rescind the contract. If and to the extent that no such rescission takes place, D AG shall be entitled to withhold a sum equivalent to at least 5 % of the remuneration as security for the claims under the contract, until the contractual warranty period has elapsed.

10. The law of Switzerland shall apply exclusively, in the absence of any other agreement. The German wording shall be authoritative for the interpretation of the Agreement. The application of the United Nations Convention on Contracts for the International Sale of Goods dated April 11, 1980, is excluded. The place of performance for the deliveries or services shall be the recipient plant or the recipient branch as per D AG’s order. In all other respects Stuttgart shall be the place of performance. The courts of Geneva shall have exclusive jurisdiction over all present and future claims arising from the business relationship with traders, including bill-based and check-based claims. The same place of jurisdiction shall apply if Tesla has no general place of jurisdiction in Germany, moves its domicile or place of habitual residence abroad after conclusion of the Agreement or if its domicile or place of habitual residence is unknown at the time suit is filed. D AG shall also be entitled to file suit at the location of Tesla’s registered office.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

Appendix 2

Foreground Intellectual Property

Jointly Owned by Daimler and Tesla

Vehicle integration

a. Mechanical interface

b. Electrical interface

c. Software interface

Old Intellectual Property

Owned by Tesla

Battery control algorithms:

a.  [***] operation

b.  Power prediction

c.  State of Charge (SOC)

d.  State of Health (SOH)

Enclosure and packaging

All hardware design

a. Module design

b. Thermal management design

Other technologies carried over from SMART Contractual System

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

Foreground Intellectual Property

Owned by Tesla

Battery control algorithms:

a.  [***] operation

b.  Power prediction

c.  State of Charge (SOC)

d.  State of Health (SOH)

Enclosure and packaging

All hardware design

a. Module design

b. Thermal management design

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

[Appendix 3 Omitted from executed agreement.]

Confidential Treatment Requested

by Tesla Motors, Inc.

Appendix 4

Product Development, Design and Production Validation, and Consumed Packs

I.          Product Development

  A. Commercialization of All Electrical, Mechanical, and Firmware Engineering for w169

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  B. [***] Enclosure

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  C. [***] Operation Validation

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  D. Engineering prototypes and validation

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  E. Integration and Test Support

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  F. Production Process & Engineering Setup

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[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

II.          Design and Production Validation

      The proposed validation program and the overall test plan is informed by Daimler [***] and [***]. Task breakdown for this work is provided below.

A. Design Validation Tests

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B. Safety Testing

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Additional testing to be included will be [***].

Only [***] sample prototype battery packs will be subjected to validation testing per validation track.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

by Tesla Motors, Inc.

III.          Consumed Packs

Additionally, this Validation Plan requires the consumption of the following packs, which will not be suitable for use after testing:

Consumed B-Samples: [***]

Consumed C-Samples: [***]

Consumed D-Samples: [***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.